Exhibit 10.24

Execution template

_________________________________________________________

Amendment of the

convertible Loan AGREEMENT

_________________________________________________________

(“Amendment”)

of

___________________

between

NLSPharmaCEUTICS AG

as Borrower

and

[…]

as Lender

each a “Party”, together the “Parties”

Amendment of Convertible Loan Agreement        Confidential

WHEREAS the Parties entered into a convertible loan agreement dated ____________________ (“Convertible Loan Agreement”).

WHEREAS Section 4 of the Convertible Loan Agreement sets forth that the Borrower may at its own and entire discretion repay the loan with accrued interests, if any, starting December 23 2020 (“Conversion Date Borrower”).

WHEREAS the Parties agree in accordance with Section 10.6 of the Convertible Loan Agreement to amend Section 4 of the Convertible Loan Agreement and to extend the Conversion Date Borrower for a period of six (6) month until June 23 2021.

1.	Extension of Conversion Date Borrower

The Parties hereby agree to extend the Conversion Date Borrower by six (6) month from December 23 2020 to June 23 2021.

2.	Remaining Provisions

Except for the amendments provided herein, all remaining provisions of the Convertible Loan Agreement shall remain unchanged and binding for the Parties.

This Amendment shall form an integral part of the Convertible Loan Agreement.

3.	Governing Law and Jurisdiction

This Amendment shall be governed by and construed in accordance with the substantive laws of Switzerland, without reference to principles of conflict of laws or choice of laws.

All disputes arising out of or in connection with the Amendment, including disputes on its conclusion, binding effect, amendment and termination, shall be resolved by the ordinary courts of Zurich, canton of Zurich, Switzerland, venue being Zurich 1.

[signature page to follow]

Amendment Convertible Loan Agreement	Confidential	-2-

IN WITNESS WHEREOF, the Parties acknowledges their understanding and acceptance of the terms of this Agreement and have agreed to sign it on the date first written above

The Borrower

NLS Pharmaceutics AG

Alexander Zwyer	Ronald Hafner
Member of the Board	Chairman of the Board

The Lender

Name:

Amendment Convertible Loan Agreement	Confidential	-3-